Exhibit 99.1

2009 Credit Suisse 11th Annual Global Services Conference February 23, 2009 UNIVERSAL TECHNICAL INSTITUTE

Safe Harbor This presentation may include predictions, estimates or other information that may be considered forward looking under the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements are based on UTI's last data reported and have not been updated to reflect any changes that may have occurred since our last reporting date. Any forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Further information on factors that could affect the company's actual results or condition may be found in the company's filings with the Securities and Exchange Commission. The company expressly disclaims any obligation to publicly update any forward-looking statements whether as a result of new information, future events, changes in expectations, any changes in events, conditions or circumstances, or otherwise.

UTI at a Glance Founded in 1965 Leading brands in technical education Training programs Auto Diesel Collision Repair Motorcycle/Marine 10 campuses in 8 states FY2008 average enrollment approx. 14,900 FY2008 revenues of $343.5 million

Projected Technician Demand Industry size: 772,675 14% growth by 2016 Annual new openings: 26,500 Overall market growth of 12% - 14% by 2016 Annual new job openings of 43,600 Key Statistics Automotive Diesel Industry size: 274,876 12% growth by 2016 Annual new openings: 9,100 CRRT Industry size: 182,676 12% growth by 2016 Annual new openings: 6,400 Marine/Motorcycle Industry size: 45,325 14% growth by 2016 Annual new openings: 1,600 Source: BLS Employment Outlook Summary, November 2007

Contrary to Popular Belief... Technician demand is NOT driven by the number of new car dealerships and light vehicle sales.

And, in fact... Dealer Service & Parts Revenue is NOT driven by the number of new car dealerships or light vehicle sales.

Known for our Industry Relationships 1990 1995 2000 2005 Today Harley-Davidson Kawasaki American Honda Honda Marine Suzuki Yamaha BMW Harley-Davidson Kawasaki American Honda Honda Marine Suzuki Yamaha Harley-Davidson Kawasaki American Honda Honda Marine Suzuki Yamaha BMW Mercedes-Benz Jaguar Ford Porsche Volkswagen NASCAR Audi Volvo Volvo-Penta Mercury Marine International Harley-Davidson Kawasaki American Honda Honda Marine Suzuki Yamaha BMW Mercedes-Benz Jaguar Ford Porsche Volkswagen NASCAR Audi Volvo Toyota Volvo-Penta Mercury Marine International Harley-Davidson Kawasaki American Honda Honda Marine Suzuki Yamaha BMW Motorcycle BMW Mercedes-Benz Ford Porsche Volkswagen NASCAR Audi Volvo Toyota Nissan Volvo-Penta Mercury Marine International Cummins Freightliner The depth and breadth of our industry relationships are unmatched and remain a competitive advantage. Motorcycle Automotive Diesel Marine

Dealer Consolidation is Not A New Trend 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 New Car Dealerships 25150 25025 25000 24825 24200 23500 22950 22850 22800 22750 22700 22600 22400 22250 22150 21800 21725 21650 21640 21495 21200 20700 Source: NADA Data 2008 Dealership loss over past 20 years is largely due to low volume dealers which have declined by 50%. Whereas, larger, more sophisticated dealerships have increased by 18%.

Light Vehicle Sales Compared to Total Dealer Service and Parts Revenue 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 US Light Vehicle Sales 15597 16958 17402 17178 16848 16676 16913 16997 16561 16154 13247 Dealer Service and Parts Revenue 62.93 63.56 67.66 73.83 80.1 83.11 85.35 85.48 85.16 80.45 83.35 Sources: AAIA Factbook 2009; Automotive News 1/12/09; NADA Data 2008 For the past decade, dealer service and parts revenue has grown despite flat to declining light vehicle sales.

What Does Drive Technician Demand and Dealer Parts & Service Revenue? 1. Number of units in operation 2. Age of vehicles in use 3. Number of miles driven

Vehicles in Use Compared to Total Dealer Service and Parts Revenue 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Vehicles in Use 182 182 186 189 193 198 201.070397 205.042639 209.509161 213.299313 216.682936 221.027121 225.882103 231.398281 238.697097 244.021754 248.700997 Dealer Service and Parts Revenue 47 49.07 51.31 55.12 56.57 60.76 62.93 63.56 67.66 73.83 80.1 83.11 85.35 85.48 85.16 80.45 83.35 Sources: NADA Data 2008, 2002 Even during recessionary periods, the number of vehicles in operation has grown. Dealer service and parts revenue has tracked very similarly.

Annual Miles Driven Compared to Total Dealer Service and Parts Revenue 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Annual Miles Driven 2.56 2.63 2.68 2.75 2.8 2.86 2.89 2.96 2.99 3 2.99 Dealer Service and Parts Revenue 62.93 63.56 67.66 73.83 80.1 83.11 85.35 85.48 85.16 80.45 83.35 Sources: AAIA Factbook 2009; NADA Data 2008

Service and Parts Revenue Generally Grows Despite Economic Fluctuations 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 % Change GDP 0.062 0.053 0.06 0.059 0.032 0.034 0.047 0.066 0.063 0.061 0.048 0.034 Dealer Service and Parts Revenue 62.93 63.56 67.66 73.83 80.1 83.11 85.35 85.48 85.16 80.45 83.35 Sources: Bureau of Economic Research; NADA Data 2008

Service & Parts is Growing in Importance 2001 2002 2003 2004 2005 2006 2007 % of Dealer Operating Profit 0.48 0.48 0.46 0.57 0.585 0.77 0.81 Source: NADA Data 2002-2008 As light vehicle sales and profitability decline, service and parts increase as a percentage of total dealer operating profits.

Average Dealership Trends First 11 Months of 2008 $ Amount Millions % Change Vs 11 Mos 2007 Total Revenue $26.62 -12.7% Gross Profit 3.82 -8.8% Expenses 3.51 -4.1% Net Profit Before Tax $0.31 -42.0% Revenue Sources New Vehicle Revenue $15.23 -14.4% Used Vehicle Revenue 7.65 -15.2% Service & Parts Revenue 3.74 +1.8% Source: NADA from Automotive News 2/2/09 Despite double digit declines in new and used vehicle revenue, parts and service revenue grew 1.8%.

An Early Forecast for 2009 2009 Forecast % Change From 2008 Light Vehicle Sales $12.7 Million -3.8% Dealer Parts & Service Revenue +3% (a) Source: Paul Taylor (NADA) quoted in Automotive News (1/25/09) and USA Today (2/9/09). While the early forecast may not hold true given the volatility in the industry, it is possible for dealers to grow service and parts revenue by managing the customer relationship. The technician is a very important part of the equation.

What About the Students? Strong interest despite negative industry news Value proposition remains intact Needs to keep employment options open

Recent Progress

Opportunities to Increase Capacity Utilization Strengthen marketing efforts in local markets to attract students who have a higher propensity to show Expand existing programs to other campuses Incorporate programs that compliment our current verticals Consider new programs not within our current verticals (through acquisition or start-up) We believe our campuses are in the right locations and there are opportunities to add smaller campuses in other metro areas.

Key Operating Metrics Continue to Improve Improved lead generation Leads have improved year over year since March 2008 FY09 Q1 leads increased 82% FY09 Q1 cost per lead decreased 27% Campus Sales -young adult recruiting Since January 2008, campus contracts have steadily improved FY09 Q1 campus contracts increased 47% Field Sales -high school recruiting Field contracts stabilized in April 2008 FY09 Q1 field contracts increased 6% Starts Starts began showing improvement in FY08 Q3 FY09 Q1 starts increased 6% The front-end drivers of the business are moving in the right direction and we are beginning to see improvements in starts and total student populations.

Improved Lead Generation & Efficiency FY07Q1 FY07Q2 FY07Q3 FY07Q4 FY08Q1 FY08Q2 FY08Q3 FY08Q4 FY09Q1 YOY Change in Cost Per Lead 0.39 0.23 -0.02 0.05 -0.2 0.27 -0.1 -0.33 -0.27 YOY Change in Leads Generated 0.204 0.165 -0.088 -0.194 -0.273 -0.131 0.407 0.333 0.816 The effectiveness of our advertising campaign is driving an increase in leads while delivering a more efficient cost per lead.

Students Signing Contracts Increasing FY07Q1 FY07Q2 FY07Q3 FY07Q4 FY08Q1 FY08Q2 FY08Q3 FY08Q4 FY09Q1 Contracts 8514 8972 5869 6101 7554 8425 7111 7830 9033 Average Admission Rep Headcount 279 273 259 246 251 256 262 287 307 For FY09Q1, productivity levels remained constant as compared to prior year for both recruitment teams. New reps are producing at higher levels than historically achieved. FY07Q1 FY07Q2 FY07Q3 FY07Q4 FY08Q1 FY08Q2 FY08Q3 FY08Q4 FY09Q1 Y/Y Change 1.6% 4.1% (10.1%) (18.2%) (11.3%) (6.1%) 21.2% 28.3% 19.6%

Consistently Improving Student Starts FY08Q1 FY08Q2 FY08Q3 FY08Q4 FY09Q1 starts -0.115 -0.082 0.005 0.049 0.062 We began achieving year-over-year start growth in FY08Q3 after nearly two years of declines and expect that trend to continue. FY08Q1 FY08Q2 FY08Q3 FY08Q4 Percent of FY Starts 20.7% 18.7% 14.7% 45.9%

Average Undergraduate Enrollment FY07Q1 FY07Q2 FY07Q3 FY07Q4 FY08Q1 FY08Q2 FY08Q3 FY08Q4 FY09Q1 FY 2007 17265 16389 14630 15464 16576 15092 13452 14689 16323 We narrowed the gap in average students from 1,300 in FY08Q2 to 250 in FY09Q1. FY07Q1 FY07Q2 FY07Q3 FY07Q4 FY08Q1 FY08Q2 FY08Q3 FY08Q4 FY09Q1 Y/Y Change (162) (253) (536) (814) (689) (1,297) (1,178) (775) (253)

Business Priorities

1-4 Months 1-12 Months 12-18 Months Key Metrics to Drive Revenue Contract Lead Start Graduation Contract to Start Times: 50% Scheduled to Start Within 6 Months 75% Scheduled to Start Within 9 Months 90% Scheduled to Start Within 12 Months Field Contracts Tend to be 2-3 Months Longer It can take up to 36 months for students to move through the revenue cycle.

Efficiencies Gained Through Show Rate Assumptions: 20% growth in students scheduled to start in FY09 50% show rate in FY08 We can still report start growth even if we do not achieve the efficiencies we would like with improved show rates.

Operating Margins - Power of Leverage Illustration, not a Forecast Assumes FY09Q1 Cost Structure & Revenue Rates

Improved Affordability UTI Loan Program Loans at reasonable interest rates and terms UTI bears all credit and collection risk No meaningful P&L or balance sheet impact Through 12/31/08, we are committed to provide $7.4 million in loans and have $5.1 million in loans outstanding Economic Stimulus Plan Pell Grants increase $619 for maximum award of $5,350 for 2009-2010 award year and additional $200 for maximum award of $5,550 for 2010-2011 award year $2,500 tax credit for tuition and other expenses and up to $1,000 is refundable At current capacity utilization, students in the private loan program are still profitable.

Fiscal 2009 Outlook Student contract growth percentage in low teens Student starts growth percentage to range from high single to low double digits Growth in average undergraduate full- time student enrollment during second or third quarter Year-over-year improvement in capacity utilization Due to seasonality of our business and normal fluctuations in student populations, we would expect volatility in our quarterly results.

Summary Superior business strategy / relationships Strong value proposition Overcoming challenging external environment Show rates impact timing, not achievability of return to double-digit operating margins UTI is an enduring brand due to its compelling value proposition for both students and industry.

Appendix

Financial Performance ($ in millions, except for enrollment data and EPS) We will continue to invest in the business to continue to drive more leads, contracts and starts despite margin pressure and quarterly volatility.

Approximately 80% of our revenues come from Title IV funding or cash payments. Student Sources of Funding FY 2008 Breakdown by % of Revenue FFELP - Federal Loans & Pell Grants Cash / Credit Cards Private Alt. Loans Discount Alt. Loans CTG & Other East 0.64 0.163 0.074 0.016 0.037 * As a result of the difference between cash basis and accrual basis accounting, the chart does not add up to 100%. Fully Funded Through FFELP & PELL Meet Gap With Cash Payments Require Some Private Alt. loan Parts Stores Require Some Discount Alt. Loan East 0.383 0.248 0.265 0 0.104 FY 2008 Breakdown by % of Students